EXHIBIT 99.1

                          INDEPENDENT AUDITORS' REPORT




To The Stockholders and Board of Directors of
Arizona Home Health Care/Private Duty, Inc.


We have audited the accompanying balance sheet of Arizona Home Health Care/Private Duty, Inc. as of December 31, 2003, and the related statement of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arizona Home Health Care/Private Duty, Inc. as of December 31, 2003, and the results of its operations, changes in stockholders' equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Semple & Cooper, LLP
Certified Public Accountants

Phoenix, Arizona
November  12, 2004

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2003

   ASSETS

Current Assets:
     Cash and cash equivalents                                        $ 35,654
     Accounts receivable                                               983,806
     Loans receivable - related parties                                 43,950
     Prepaid expenses                                                   41,483
     Deposits                                                            3,266
                                                                ---------------

            Total Current Assets                                     1,108,159

Property and equipment, net                                             82,509
                                                                ---------------

            Total Assets                                           $ 1,190,668
                                                                ===============

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
     Bank overdraft                                                    $ 6,661
     Accounts payable                                                    9,020
     Notes payable - current portion                                   299,336
                                                                 --------------

            Total current liabilities                                  315,017

Long-term Liabilities:
     Note payable - net of current portion                              39,850
                                                                 --------------

            Total Liabilities                                          354,867
                                                                 --------------

Commitments                                                                 --

Stockholders' Equity
     Common stock; no par value, 100,000 shares authorized,
         issued, and outstanding                                           100
     Paid in capital                                                   124,900
     Retained earnings                                                 710,801
                                                                 --------------

            Total stockholders' equity                                 835,801
                                                                 --------------

            Total Liabilities and Stockholders' Equity              $1,190,668
                                                                 ==============




                     The Accompanying Notes are an Integral
                        Part of the Financial Statements

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003




Revenues                                                         $   6,446,286

Cost of Revenue                                                      5,082,802
                                                                 --------------
Gross Profit                                                         1,363,484

General & administrative expenses                                    1,054,545
                                                                 --------------

Income from Operations                                                 308,939

Non-Operating Income (Expense)
   Interest Income                                                       2,941
   Interest Expense                                                    (11,646)
                                                                 --------------


Net Income                                                           $ 300,234
                                                                 ==============





                     The Accompanying Notes are an Integral
                        Part of the Financial Statements


                                  ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                                 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                     FOR THE YEAR ENDED DECEMBER 31, 2003



                                        COMMON STOCK              PAID-IN         RETAINED
                                   SHARES          AMOUNT         CAPITAL         EARNINGS           TOTAL
                               --------------  --------------  --------------  --------------   --------------

Balance at December 31, 2002         100,000   $         100   $     124,900   $     475,939    $     600,939

Distributions                             --              --              --         (65,372)         (65,372)

Net income                                --              --              --         300,234          300,234
                               --------------  --------------  --------------  --------------   --------------

Balance at December 31, 2003         100,000   $         100   $     124,900   $     710,801          835,801
                               ==============  ==============  ==============  ==============   ==============





                     The Accompanying Notes are an Integral
                        Part of the Financial Statements

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2003



Increase (decrease) in cash and cash equivalents:

Cash flows from operating activities:
              Net Income                                              $ 300,234

Adjustments to reconcile net income to net cash provided by
     operating activities:
              Depreciation and amortization                              21,276
Changes in assets and liabilities:
              Accounts receivable                                      (119,164)
              Accounts receivable - other                                 4,685
              Prepaid expenses                                          (27,404)
              Accounts payable                                            2,712
              Accrued payroll and taxes                                 (56,575)
                                                                      ----------

              Net cash provided by operating activities                 125,764
                                                                      ----------

Cash flows from investing activities:
              Purchase of fixed assets                                  (19,592)
              Disbursements for loans receivable                         (1,100)
                                                                      ----------

              Net cash used by investing activities                     (20,692)
                                                                      ----------

Cash flows from financing activities:
              Proceeds from debt                                        120,000
              Repayment of debt                                        (157,975)
              Bank overdraft                                                196
              Distributions                                             (65,372)
                                                                      ----------

              Net cash used by financing activities                    (103,151)
                                                                      ----------

Net increase in cash and cash equivalents                                 1,921

Cash and cash equivalents at beginning of year                           33,733
                                                                      ----------

Cash and cash equivalents at end of year                              $  35,654
                                                                      ==========


Supplemental disclosure of cash flow information:

Cash paid during the year for:
   Interest                                                           $  11,646
                                                                      ==========






                     The Accompanying Notes are an Integral
                        Part of the Financial Statements

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                     NOTE 1
      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND
                           PERVASIVENESS OF ESTIMATES
--------------------------------------------------------------------------------

NATURE OF OPERATIONS

Arizona Home Heath Care/Private Duty, Inc. is an Arizona Corporation operating as a human resources health care provider for health care facilities in Arizona. Founded in 2000, the purpose of the Corporation is to provide quality professional healthcare staffing services throughout Arizona.

PERVASIVENESS OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with an initial maturity of three (3) months or less to be cash equivalents.

PROPERTY AND EQUIPMENT:

Property and equipment are recorded at cost. Depreciation is provided for using the straight line method based on 3 -7years estimated useful lives of the assets. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments and renewals are capitalized when incurred.
INCOME TAXES:

The Company is taxed as a Sub-chapter S Corporation under the Internal Revenue Code. All profits and losses are distributed to shareholders for inclusion in their personal tax returns. As a result, there is no provision for income taxes in the financial statements.


--------------------------------------------------------------------------------
                                     NOTE 2
                          CONCENTRATION OF CREDIT RISK
--------------------------------------------------------------------------------

The Company maintains cash and cash equivalents at various financial institutions. Deposits not to exceed $100,000 at each financial institution are insured by the Federal Deposit Insurance Corporation. At December 31, 2003, the Company had uninsured cash and cash equivalents in the approximate amount of $17,500.


--------------------------------------------------------------------------------
                                     NOTE 3
                               ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE

The Company provides for potentially uncollectible accounts receivable by use of the direct write-off method, which the Company believes approximates the allowance method. The amounts written off are based on a review of the individual amounts outstanding, and the Company's history with the customer. The Company does not record accrued finance charges on past due accounts receivable until they are received.

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
                                     NOTE 4
                             PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------

At December 31, 2003 property and equipment consisted of the following:

                                         Life                Amount
                                      ------------       ---------------
Furniture & Fixtures                    7 years                $ 13,192
Computers                             3 - 7 years                45,995
Vehicles                                5 years                  81,094
                                                         ---------------
                                                                140,281
Less:  accumulated depreciation                                 (57,772)
                                                         ---------------
                                                               $ 82,509
                                                         ===============


Depreciation expense for the year ended December 31, 2003 was $14,140.


--------------------------------------------------------------------------------
                                     NOTE 5
                                   COMMITMENTS
--------------------------------------------------------------------------------

LEASES

The Company leases office space under non-cancelable operating lease agreements that expire October 31, 2004 and March 31, 2006. For the year ended December 31, 2003, rental expense was $27,578.

As of December 31, 2003, a schedule of future minimum lease payments due under the non-cancelable operating lease agreements is as follows:

                 Year Ending
                December 31,                              Amount
          --------------------------                 -----------------

                    2004                                 $ 30,980
                    2005                                   20,180
                    2006                                    5,195
                                                     -----------------
                                                         $ 56,355
                                                     =================



--------------------------------------------------------------------------------
                                     NOTE 6
                           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------


LOANS RECEIVABLE FROM RELATED PARTIES

As of December 31, 2003, the Company has an unsecured loan to a stockholder in the aggregate amount of $43,950. The loans are due December 31, 2004 with 6.5% interest per annum.

LOAN PAYABLE TO RELATED PARTY

As of December 31, 2003, the Company has a $300,000 open line of credit with a stockholder. Draws on the line are payable within twelve months. The outstanding balance as of December 31, 2003 is $231,336. The line of credit is secured by accounts receivable and fixed assets and accrues interest at 10.756%.

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
                                     NOTE 7
                                  NOTES PAYABLE
--------------------------------------------------------------------------------


As of December 31, 2003 notes payable consists of the following:

Interest only note payable with interest at 10% per annum. The note is uncollateralized and requires monthly interest payments with the balance due in full on demand. The outstanding balance at December 31, 2003 is $68,000.

Interest only note payable with interest at 12% per annum. The note is uncollateralized and requires monthly interest payments with the balance due in full in November 2007. The balance at December 31, 2003 is $39,850.

As of December 31, 2003, a schedule of future minimum payments due under the notes payable agreements is as follows:

                 Year Ending
                December 31,                            Amount
          --------------------------               -----------------

                    2004                               $ 68,000
                    2005                                     --
                    2006                                     --
                    2007                                 39,850
                                                   -----------------
                                                      $ 107,850
                                                   =================



--------------------------------------------------------------------------------
                                     NOTE 8
                                SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

MERGER

On August 26, 2004, the Company entered into an agreement and Plan of Reorganization with Crdentia Corp., CRDE Corp., a wholly-owned subsidiary of Crdentia Corp., AHHC Acquisition Corporation, a wholly-owned subsidiary of CRDE Corp. Upon completion of the merger, all outstanding shares of capital stock of AHHC will be exchanged for aggregate merger consideration consisting of $3,900,000 in cash and the gross amount of the accounts receivable of AHHC outstanding as of the closing. In addition to the merger consideration, Crdentia agreed to issue an additional number of shares of our common stock to one of the shareholders of AHHC as an earnout payment.



                           ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                                          BALANCE SHEETS
                                      JUNE 30, 2004 AND 2003

                                              ASSETS
                                                                         (Unaudited)  (Unaudited)
                                                                             2004        2003
                                                                         -----------  -----------
Current Assets:
     Cash and cash equivalents                                           $   89,801   $  123,230
     Accounts receivable                                                  1,221,809      742,704
     Other receivables                                                           --        1,636
     Loans receivable - related parties                                      46,300       42,850
     Prepaid expenses                                                         2,916        5,025
     Deposits                                                                 3,000        3,266
                                                                         -----------  -----------

            Total Current Assets                                          1,363,826      918,711

Property and equipment, net                                                  65,337       74,722
                                                                         -----------  -----------

            Total Assets                                                 $1,429,163   $  993,433
                                                                         ===========  ===========


                               LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Bank overdraft                                                      $       --   $      126
     Accounts payable                                                        22,189        8,712
     Accrued payroll and taxes                                               69,952      150,226
     Notes payable - current portion                                        211,335      259,336
                                                                         -----------  -----------

            Total current liabilities                                       303,476      418,400

Long-term Liabilities:
     Notes payable - net of current portion                                  39,850       39,850
                                                                         -----------  -----------

            Total Liabilities                                               343,326      458,250
                                                                         -----------  -----------

Commitments (Note 4)                                                             --           --

Stockholders' Equity
     Common stock; no par value, 100,000 shares authorized,
         issued, and outstanding                                                100          100
     Paid in capital                                                        124,900      124,900
     Retained earnings                                                      960,837      410,183
                                                                         -----------  -----------

            Total stockholders' equity                                    1,085,837      535,183
                                                                         -----------  -----------

            Total Liabilities and Stockholders' Equity                   $1,429,163   $  993,433
                                                                         ===========  ===========



                     See the Accompanying Notes to these Financial Statements


                                               FS-9

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                             STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003



                                                  (Unaudited)        (Unaudited)
                                                      2004              2003
                                                  ------------      ------------

Revenues                                          $ 4,117,010       $ 3,082,686
Cost of Revenues                                    3,118,878         2,546,820
                                                  ------------      ------------

Gross Profit                                          998,132           535,866

General and Administrative Expenses                   626,852           583,338
                                                  ------------      ------------

Income (loss) from Operations                         371,280           (47,472)

Non-Operating Income (Expense)
   Interest Expense                                    (5,791)           (5,855)
   Loss on disposition of assets                       (4,669)               --
                                                  ------------      ------------

            Net Income (loss)                     $   360,820       $   (53,327)
                                                  ============      ============





             See the Accompanying Notes to the Financial Statements



                         ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                                  STATEMENTS OF CASH FLOWS
                         FOR THE YEARS ENDED JUNE 30, 2004 AND 2003


                                                                    (Unaudited)   (Unaudited)
                                                                        2004         2003
                                                                     ----------   ----------
Increase (decrease) in cash and cash equivalents:

Cash flows from operating activities:
              Net Income (Loss)                                      $ 360,820    $ (53,327)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
              Depreciation and amortization                              4,535       10,824
              Gain on sale of fixed asset                               (2,865)          --
Changes in assets and liabilities:
              Accounts receivable                                     (238,003)     121,938
              Other receivables                                             --        3,050
              Prepaid expenses                                          38,567        9,054
              Deposits                                                     266           --
              Accounts payable                                          13,169        2,403
              Accrued payroll and taxes                                 69,952       93,651
                                                                     ----------   ----------
              Net cash provided by operating activities                246,441      187,593
                                                                     ----------   ----------

Cash flows from investing activities:
              Purchase of fixed assets                                      --       (1,353)
              Proceeds from disposition of fixed assets                 15,502
              Disbursements for loans receivable                        (2,350)          --
                                                                     ----------   ----------
              Net cash provided (used) by investing activities          13,152       (1,353)
                                                                     ----------   ----------

Cash flows from financing activities:
              Proceeds from debt                                         2,000           --
              Repayment of debt                                        (90,001)     (77,975)
              Bank Overdraft                                            (6,661)      (6,339)
              Distributions                                           (110,784)     (12,429)
                                                                     ----------   ----------
              Net cash used by financing activities                   (205,446)     (96,743)
                                                                     ----------   ----------

Net increase in cash and cash equivalents                               54,147       89,497
Cash and cash equivalents at beginning of period                        35,654       33,733
                                                                     ----------   ----------
Cash and cash equivalents at end of period                           $  89,801    $ 123,230
                                                                     ==========   ==========

Supplemental disclosure of cash flow information:
Cash paid during the year for:
   Interest                                                          $   5,791    $   5,855
                                                                     ==========   ==========
   Taxes                                                             $      --    $      --
                                                                     ==========   ==========

Non-cash investing and financing activities:
   Repayment of debt through investment                              $      --    $ 186,361
                                                                     ==========   ==========
   Non-cash distribution of vehicle                                  $   9,000    $      --
                                                                     ==========   ==========



                   See the Accompanying Notes to the Financial Statements

                                            FS-11

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                                     NOTE 1
      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND
                           PERVASIVENESS OF ESTIMATES
--------------------------------------------------------------------------------


NATURE OF OPERATIONS

Arizona Home Heath Care/Private Duty, Inc. is an Arizona Corporation operating as a human resources health care provider for health care facilities in Arizona. Founded in 2000, the purpose of the Corporation is to provide quality professional healthcare staffing services throughout Arizona.

PERVASIVENESS OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with an initial maturity of three (3) months or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation is provided for using the straight line method based on 3 -7 years estimated useful lives of the assets. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments and renewals are capitalized when incurred.

INCOME TAXES

The Company is taxed as a Sub-chapter S Corporation under the Internal Revenue Code. All profits and losses are distributed to shareholders for inclusion in their personal tax returns. As a result, there is no provision for income taxes in the financial statements.


--------------------------------------------------------------------------------
                                     NOTE 2
                          CONCENTRATION OF CREDIT RISK
--------------------------------------------------------------------------------

The Company maintains cash and cash equivalents at various financial institutions. Deposits not to exceed $100,000 at each financial institution are insured by the Federal Deposit Insurance Corporation. At June 30, 2003, the Company had uninsured cash and cash equivalents in the approximate amount of $111,000. At June 30, 2004, the Company had no uninsured cash and cash equivalents.

--------------------------------------------------------------------------------
                                     NOTE 3
                               ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE:

The Company provides for potentially uncollectible accounts receivable by use of the direct write-off method, which the Company believes approximates the allowance method. The amounts written off are based on a review of the individual amounts outstanding, and the Company's history with the customer. The Company does not record accrued finance charges on past due accounts receivable until they are received.

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
                                     NOTE 4
                             PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------

At June 30, 2004 and 2003 property and equipment consisted of the following:

                                     Life
                                  ---------    (Unaudited)         (Unaudited)
                                                   2004               2003
                                                   ----               ----
Furniture & Fixtures              7 years       $ 13,820            $  7,837
Computers                         3-7 years       48,518              33,110
Vehicles                          5 years         60,844              81,094
Equipment                         3-7 years        4,500                  --
                                               -----------         ----------
                                                 127,682             122,041
Less:  accumulated depreciation                  (62,345)            (47,319)
                                               -----------         ----------

                                               $  65,337           $  74,722
                                               ===========         ==========


Depreciation expense for the periods ended June 30, 2004 and 2003 was $4,535 and $10,824, respectively (unaudited).


--------------------------------------------------------------------------------
                                     NOTE 5
                                   COMMITMENTS
--------------------------------------------------------------------------------

LEASES

The Company leases office space under a non-cancelable operating lease agreement that expires August 31, 2004. For the periods ended June 30, 2004 and 2003, rental expense was $18,631 and $15,079, respectively (unaudited).

As of June 30, 2004 and 2003, a schedule of future minimum lease payments due under the non-cancelable operating lease agreements, which expire March 31, 2006 and September 30, 2004, is as follows:


                   Period Ending                    (Unaudited)
                     June 30,                         Amount
              ------------------------           ------------------

                       2005                           $ 24,380
                       2006                           $ 15,585
                                                 ------------------
                                                      $ 24,380
                                                 ==================

                   ARIZONA HOME HEALTH CARE/PRIVATE DUTY, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
                                     NOTE 6
                           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------


LOANS RECEIVABLE FROM RELATED PARTIES

As of June 30, 2003 and 2004, the Company has an unsecured loan to a stockholder in the aggregate amount of $42,850 (unaudited) and $46,300 (unaudited) respectively. The loans are due December 31, 2004 with 6.5% interest per annum.

NOTES PAYABLE O RELATED PARTIES

As of June 30, 2004 and 2003 the Company has the following notes payable to related parties:

Interest only note payable with interest at 10% per annum. The note is uncollateralized and requires monthly interest payments wit the balance due in full on demand. The outstanding balance at June 30, 2004 and 2003 is $68,000 (unaudited) for both years.

Interest only note payable with interest at 12% per annum. The note is uncollateralized and requires monthly interest payments with the balance due in full in November 2007. The balance at June 30, 2004 and June 30, 2003 is $39,850 (unaudited) for both years.

The Company has a $300,000 open line of credit with a stockholder. Draws on the line are payable within twelve months. The outstanding balance as of June 30, 2003 and 2004 are $191,336 (unaudited) and $143,335 (unaudited), respectively. The line of credit is secured by accounts receivable and fixed assets and accrues interest at 10.756%.

As of June 30, 2004 and 2003, a schedule of future minimum payments due under the notes payable agreements, is as follows:

                     June 30,                      Amount
              ----------------------          ------------------

                       2005                       $ 211,335
                       2006                              --
                       2007                          39,850
                                              ------------------
                                                  $ 251,185
                                              ==================



--------------------------------------------------------------------------------
                                     NOTE 7
                                SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

MERGER

On August 26, 2004, the Company entered into an agreement and Plan of Reorganization with Crdentia Corp., CRDE Corp., a wholly-owned subsidiary of Crdentia Corp., AHHC Acquisition Corporation, a wholly-owned subsidiary of CRDE Corp. Upon completion of the merger, all outstanding shares of capital stock of AHHC will be exchanged for aggregate merger consideration consisting of $3,900,000 in cash and the gross amount of the accounts receivable of AHHC outstanding as of the closing. In addition to the merger consideration, Crdentia agreed to issue an additional number of shares of our common stock to one of the shareholders of AHHC as an earnout payment.